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                                  SUB-ITEM 77Q3

     (a)

     (i) The conclusions of the officers of the registrant certifying this report, as of the date of their review of the registrant's disclosure and control procedures, are as follows:

     The registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 Act) are effective in ensuring that information required to be disclosed by the registrant in its Form N-SAR is accumulated and communicated to the officers certifying this Form N-SAR in a manner to allow timely decisions regarding required disclosure.

     (ii) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls (including any corrective actions with regard to significant deficiencies and material weaknesses) subsequent to the date of the evaluation of the registrant's disclosure and control by the officers of the registrant certifying this report.

     (iii) Certification

I, JAMES D. GALLAGHER, certify that:

     1. I have reviewed this report on Form N-SAR of MANUFACTURERS INVESTMENT TRUST.

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statement made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

     3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial conditions, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 for the registrant and have:

         (a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the periodic reports are being prepared.

         (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

         (c) Presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on their evaluation as of the Evaluation Date;

     5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluations, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons fulfilling the equivalent function).

           (i) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

           (ii) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control; and

     6. The other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to

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         the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/James D. Gallagher
---------------------
JAMES D. GALLAGHER
Principal Executive Officer

I, JOHN OSTLER, certify that:

     1. I have reviewed this report on Form N-SAR of MANUFACTURERS INVESTMENT TRUST.

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statement made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

     3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial conditions, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 for the registrant and have:

         (a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the periodic reports are being prepared.

         (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

         (c) Presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on their evaluation as of the Evaluation Date;

     5 . The registrant's other certifying officers and I have disclosed, based on our most recent evaluations, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons fulfilling the equivalent function).

           (i) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

           (ii) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control; and

     6. The other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/John Ostler
--------------
JOHN OSTLER
Principal Financial Officer